December 28, 2001


                         SUPPLEMENT TO THE PROSPECTUS OF
                        PIONEER VARIABLE CONTRACTS TRUST
                                DATED MAY 1, 2001

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

The following replaces the Pioneer International Value VCT Portfolio section entitled "Portfolio manager" in the prospectus dated May 1, 2001 and in the supplement dated December 13, 2001:

Day-to-day management of the portfolio is the responsibility of Pavlos M. Alexandrakis, a senior vice president of Pioneer. Mr. Alexandrakis is supported by a team of portfolio managers and analysts who specialize in international securities. The team provides research for the portfolio and other Pioneer mutual funds investing primarily in international securities. Mr. Alexandrakis and the team may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Alexandrakis joined Pioneer in 1998 and has been an investment professional since 1984. Prior to joining Pioneer, Mr. Alexandrakis was a portfolio manager at Salomon Smith Barney from 1995 to 1998. John A. Carey, the head of portfolio management and a senior vice president of Pioneer, supervises Mr. Alexandrakis and the team. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.

PIONEER MONEY MARKET VCT PORTFOLIO

The following replaces the Pioneer Money Market VCT Portfolio section entitled "Fees and Expenses" in the prospectus supplement dated December 13, 2001. Please refer to the prospectus for the full text of the supplemented section:

FEES AND EXPENSES

These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
PAID FROM THE ASSETS OF THE PORTFOLIO
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS                 Class I
___________________________________________________________________
   Management Fee                                             0.50%
   Distribution and Service (12b-1) Fee                       None
   Other Expenses                                             0.26%
Total Operating Expenses                                      0.76%
___________________________________________________________________




                                                                   11264-00-1201
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds